[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.27


                                    EXHIBIT H

                            STOCK PURCHASE AGREEMENT

                         COMMON STOCK PURCHASE AGREEMENT

        THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of March 5, 2002, by and between Geron Corporation, a Delaware corporation having its principal place of business at 230 Constitution Drive, Menlo Park, California 94025 (the "COMPANY"), and Lynx Therapeutics, Inc., a Delaware corporation having its principal place of business at 25861 Industrial Boulevard, Hayward, CA 94545 (the "ACQUIRER").

        A. The Company has agreed to issue 210,000 shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK") to Acquirer pursuant to that certain Purchase Agreement between the Company and Acquirer dated as of March 5, 2002 (the "PURCHASE AGREEMENT").

        B. The Acquirer and the Company desire to specify the terms and conditions of the Company's issuance of such common stock.

               THE PARTIES AGREE AS FOLLOWS:

1. ISSUANCE OF SHARES; PURCHASE PRICE. The Acquirer hereby acquires and the Company hereby issues to Acquirer 210,000 shares (the "SHARES") of Common Stock in consideration of the license granted pursuant to that certain License Agreement between the Company and the Acquirer dated as of March 5, 2002.

2. CLOSING; DELIVERY. The consummation of the transaction contemplated by this Agreement (the "CLOSING") shall be held on the date hereof ("CLOSING DATE"). The Closing shall be held at the offices of the Company or at such other time or place as Acquirer and the Company may mutually agree. At the Closing, the Company shall deliver to the Acquirer a stock certificate, in the name of the Acquirer, representing the Shares against delivery of the Patent Assignment (as defined in the Purchase Agreement).

3.      CLOSING CONDITIONS.

        3.1 The Company's respective obligations to issue and deliver the stock certificate representing the Shares to the Acquirer shall be subject to the following condition, which may be waived by the
               Company:

               3.1.1  the execution of the Purchase Agreement; and

               3.1.2 the accuracy of the representations and warranties made by the Acquirer shall be true and correct in all material respects as of the Closing Date.

        3.2 The Acquirer's obligation to accept delivery of the stock certificate representing the Shares shall be subject to the following conditions, any one or more of which may be waived the
               Acquirer:

               3.2.1  the execution of the Purchase Agreement;

               3.2.2 the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects;

               3.2.3 the Company shall have available under its Certificate of Incorporation sufficient authorized shares of capital stock to issue and sell the Shares to Acquirer; and

               3.2.4 the accuracy of the representations and warranties made by the Company shall be true and correct in all material respects as of the Closing Date.

4.      RESTRICTIONS ON RESALE OF SHARES.

        4.1 Legends. The Acquirer understands and acknowledges that the Shares are not registered under the Securities Act of 1933 (the "Act") and that under the Act and other applicable laws the Acquirer may be required to hold such Shares for an indefinite period of time. Each stock certificate representing Shares shall bear the following legends:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

               THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE COMMON STOCK PURCHASE AGREEMENT, DATED MARCH 5, 2002. A COPY OF THE AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY."

5.      REGISTRATION RIGHTS

        5.1 The Company agrees to prepare and file with the Securities and Exchange Commission ("Commission"), on or before March 8, 2002, a registration statement under the Act (the "Registration Statement"), on Form S-3 or other appropriate form, so as to permit a non-underwritten public offering and resale of the Shares under the Act by the Acquirer. The Company agrees to diligently pursue making that registration statement effective as soon as practicable following the execution of this Agreement. The Company will notify the Acquirer of the effectiveness of the Registration Statement within one business day of receiving notice from the Commission.

        5.2 The Company will prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus as may be necessary to keep the Registration Statement or post-effective amendment filed under this Section 5 effective under the Act until the earlier of (i) the date that none of the Shares covered by such Registration Statement are outstanding,
               (ii) the date that all of the Shares have been sold pursuant to such Registration Statement, (iii) the date the Acquirer receives an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Acquirer, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume, (iv) the date that all Shares have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) the date all Shares may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Acquirer (the "Effectiveness Period").

        5.3 The Company shall furnish to the Acquirer with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as the Acquirer may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Acquirer, provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Acquirer shall be subject to the receipt by the Company of reasonable assurances from the Acquirer that the Acquirer will comply with the applicable provisions of the Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses.

        5.4 All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and any post-effective amendments thereto under this Section 5 and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Acquirer shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of their counsel. The Company at its expense will supply the Acquirer with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Acquirer.

        5.5 The Company will advise the Acquirer, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose, that the Company will use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

        5.6 With a view to making available to the Acquirer the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Acquirer to sell the Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Shares shall have been resold; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and under the Exchange Act of 1934, as amended.

        5.7 The Acquirer will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Acquirer and proposed manner of sale of the Shares required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Acquirer to consent to be named as an underwriter in any Registration Statement.

        5.8 If the Registration Statement has not been declared effective by the Commission on or before [*] (the "Option Date"), then the Acquirer shall have the option to return for cancellation (the "Cancellation Option") all of the Shares to the Company. As consideration for the return of the Shares to the Company for cancellation, the Company shall pay to Acquirer an amount equal to [*] Dollars ($[*]), payable in immediately available funds. The Acquirer shall not be required to make any representations or warranties with respect to the Shares, except with respect to its ownership of the Shares. At anytime following the Option Date, the Acquirer may exercise the Cancellation Option by delivering written notice to the Company that states that it has elected to exercise the Cancellation Option (the "Cancellation Option Exercise Notice"). If the Cancellation Option Notice is not received by the Company within thirty (30) days following the Option Date, then the Cancellation Option shall expire and be of no further force or effect. This Cancellation Option shall not be enforceable by any transferee of the Shares held by the Acquirer.

6.      INDEMNIFICATION.

For the purpose of this Section 6:

the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1; and the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        6.1 The Company agrees to indemnify and hold harmless the Acquirer from and against any losses, claims, damages or liabilities to which the Acquirer may become subject (under the Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any omission of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse the Acquirer for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Acquirer specifically for use in preparation of the Registration Statement or the failure of the Acquirer to comply with its covenants and agreements contained in Sections
               8.1 or 8.5.2 hereof or any misstatement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Acquirer prior to the pertinent sale or sales by the Acquirer.

        6.2 The Acquirer agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Sections 8.1 or 8.5.2 hereof or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Acquirer specifically for use in preparation of the Registration Statement, and the Acquirer will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Acquirer shall not be liable in any such case for (A) any untrue statement or omission in the Registration Statement, prospectus, or other such document which statement is corrected by the Acquirer and delivered to the Company prior to the sale from which such loss occurred, (B) any untrue statement or omission in any prospectus which is corrected by the Acquirer in any subsequent prospectus, or supplement or amendment thereto, and delivered to the Company prior to the sale or sales from which a loss or liability arose, or (C) any failure by the Company to fulfill any of its obligations under Section
               6.1 hereof.

        6.3 Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 6. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

7.      REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE COMPANY.

        The Company hereby represents, warrants and covenants to the Acquirer as follows:

        7.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

        7.2 Authorization. All corporate action on the part of Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of Company hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        7.3 Valid Issuance of Common Stock. The Shares that are being purchased by Acquirer hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

        7.4 Legal Proceedings and Orders. There is no action, suit, proceeding or investigation pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby, nor is the Company aware of any basis for any of the forgoing. The Company is neither a party nor subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that would affect the ability of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

8.      REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE ACQUIRER.

        The Acquirer hereby represents, warrants, acknowledges and agrees that:

        8.1 Investment. The Acquirer is acquiring the Shares for the Acquirer's own account, and not directly or indirectly for the account of any other person. The Acquirer is acquiring the Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities.

        8.2 Access to Information. Acquirer has consulted with its own attorney, accountant, or investment advisor as the Acquirer has deemed advisable with respect to the investment and has determined its suitability for Acquirer. The Acquirer has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Acquirer has had access to such financial and other information as is necessary in order for the Acquirer to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Acquirer has had access. Acquirer acknowledges that neither the Company nor any of its officers, directors, employees, agents, representatives, or advisors have made any representation or warranty.

        8.3 Business and Financial Expertise. The Acquirer further represents and warrants that it has such business or financial expertise as to be able to evaluate its investment in the Company and purchase of the Shares.

        8.4 Speculative Investment. The Acquirer acknowledges that the investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Acquirer's risk capital means and is not so great in relation to the Acquirer's total financial resources as would jeopardize the personal financial needs of the Acquirer in the event such investment were lost in whole or in part.

        8.5    Unregistered Securities.  Acquirer acknowledges that:

               8.5.1 The Acquirer must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register any of the Shares under the Act, except as provided in Section 5 above. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company's common stock, (ii) the Company has complied with the information requirements of Rule 144, and (iii) all other terms and conditions of Rule 144 have been satisfied.

               8.5.2 Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and, therefore, the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available. The Company has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such act, except as provided in
                      Section 5 above. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

               8.5.3 The Acquirer hereby certifies that it is an "accredited investor" as that term is defined in Rule 501 under the Act.

9. TAX ADVICE. The Acquirer acknowledges that the Acquirer has not relied and will not rely upon the Company or the Company's counsel with respect to any tax consequences related to the ownership, purchase, or disposition of the shares. The Acquirer assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such shares.

10. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally or five days, not including Saturdays, Sundays, or national holidays, after mailing if mailed by first class United States mail, certified or registered with return receipt requested, postage prepaid, and addressed as follows:

                To the Company at:  Geron Corporation
                                    230 Constitution Drive
                                    Menlo Park, California 94025
                                    Attention: Chief Financial Officer
                                    Telephone: (650) 473-7700
                                    Facsimile: (650) 473-7750

               To the Acquirer at:  Lynx Therapeutics, Inc.
                                    25861 Industrial Boulevard
                                    Hayward, CA 94545
                                    Attention: Chief Financial Officer
                                    Telephone: (510) 670-9300
                                    Facsimile: (510) 670-9303

11. BINDING EFFECT. This Agreement shall be binding upon the heirs, legal representatives and successors of the Company and of the Acquirer; provided, however, that the Acquirer may not assign any rights or obligations under this Agreement. The Company's rights under this Agreement shall be freely assignable.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

        IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date first above written.


                                   GERON CORPORATION

                                      /s/ David L. Greenwood
                                   --------------------------------------------
                                   By: David L. Greenwood
                                   Title: Chief Financial Officer and Senior
                                          Vice President, Corporate Development

                                   LYNX THERAPEUTICS, INC.


                                   /s/ Norman J. W. Russell
                                   --------------------------------------------
                                   By: Norman J. W. Russell
                                   Title: President and Chief Executive Officer



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.